UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

LANTHEUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36569	35-2318913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of Lantheus Holdings, Inc. (the “Company”) was held on April 27, 2017. Set forth below is a brief description of each matter submitted to a vote of the Company’s stockholders at the Annual Meeting and the final voting results for each matter. A more complete description of each matter is set forth in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 17, 2017.

Proposal 1 – Election of Directors

Each of the following nominees for Class II director was elected by the Company’s stockholders to serve a three-year term until the 2020 Annual Meeting of Stockholders based on the following vote:

Nominee	Votes For	Withheld	Broker Non-Votes
James C. Clemmer	27,423,722	3,706,217	2,471,072
Julie H. McHugh	31,053,067	76,872	2,471,072
Dr. Frederick Robertson	27,421,590	3,708,349	2,471,072

Proposal 2 – Approval of Amendment to Lantheus Holdings, Inc. 2015 Equity Incentive Plan

The Amendment to the Lantheus Holdings, Inc. 2015 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,200,000 shares was approved by the Company’s stockholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,225,112	899,574	5,253	2,471,072

Proposal 3 – Approval of Lantheus Holdings, Inc. 2017 Employee Stock Purchase Plan

The Lantheus Holdings, Inc. 2017 Employee Stock Purchase Plan was approved by the Company’s stockholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,869,543	257,494	2,902	2,471,072

Proposal 4 – Ratification of Appointment of Deloitte & Touch LLP

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified by the Company’s stockholders based on the following vote:

Votes For	Votes Against	Abstentions
33,318,305	274,327	8,379

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Incorporated by Reference
Exhibit Number	Exhibit Description	Form	File Number	Exhibit	Filing Date

10.1*	Second Amendment to Lantheus Holdings, Inc. 2015 Equity Incentive Plan

10.2*	Lantheus Holdings, Inc. 2017 Employee Stock Purchase Plan

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Michael P. Duffy
Name:	Michael P. Duffy
Title:	Senior Vice President, Strategy and Business Development, General Counsel and Secretary

Date: April 28, 2017

Exhibit Index

Incorporated by Reference
Exhibit Number	Exhibit Description	Form	File Number	Exhibit	Filing Date

10.1*	Second Amendment to Lantheus Holdings, Inc. 2015 Equity Incentive Plan

10.2*	Lantheus Holdings, Inc. 2017 Employee Stock Purchase Plan

*	Filed herewith.